EXHIBIT 21
SUBSIDIARIES OF THE REGISTRANT



                  SUBSIDIARIES OF THE DIXIE GROUP, INC.

                                                             STATE/COUNTRY
                                                                  OF
      SUBSIDIARY                                             INCORPORATION


Amtex, Inc.                                                       TN
C-Knit Apparel, Inc.                                              TN
Candlewick Holdings, Inc.*                                        GA
Candlewick Lemoore, Inc.**                                        TN
Candlewick Ringgold, Inc.**                                       TN
Candlewick Roanoke/Tennessee, Inc.**                              TN
Caro-Knit, Inc.*                                                  SC
Carriage Industries, Inc.                                         GA
Del, Inc.*                                                        TN
Dixie Export, Inc.                                                USVI
Dixie Funding, Inc.                                               TN
Dixie Mercerizing Co.*                                            TN
Dy, Inc.*                                                         TN
JXM, Inc.*                                                        NC
Masland Carpets, Inc.**                                           AL
Myers Community Utility Services, Inc.*                           NC
North State Knitting Company*                                     NC
Patrick Carpet Mills, Inc.*                                       CA




                  SUBSIDIARIES OF CARRIAGE INDUSTRIES, INC.

                                                             STATE/COUNTRY
                                                                  OF
      SUBSIDIARY                                             INCORPORATION


Bretlin, Inc.                                                     GA
Candlewick Yarns, Inc.                                            TN
Carriage Investments, Inc.                                        GA
Dixie Logistics, Inc.                                             GA





*   merged into The Dixie Group, Inc. in December 1999
**  merged into Candlewick Yarns, Inc. in January 1999